UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008 — March 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAGVX

Putnam American Government Income Fund

Semiannual Report
3|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
American Government
Income Fund

3|31|09
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Manager	7
Performance in depth	12
Expenses	14
Portfolio turnover	15
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	23
Financial statements	24

Message from the Trustees

Dear Fellow Shareholder:

After 18 months of deep and painful losses, the stock market showed a glimmer of promise late in the first quarter. For the first 10 weeks of 2009, the S&P 500 Index fell by approximately 25%, before abruptly reversing course with just three weeks left in the quarter. Recent technical and valuation improvements also may augur well for the fixed-income market.

While the bottom of a bear market can only be identified in retrospect, we are encouraged by the upswing because it corresponds closely to historic turning points in the stock market. Notably, the upswing followed more aggressive government stimulus efforts and Federal Reserve action, as well as the kind of widespread sell-offs by investors that are often associated with market bottoms.

Under President and CEO Robert L. Reynolds, Putnam Investments has instituted several changes in order to position Putnam mutual funds for a market recovery. In April, Walter C. Donovan, a 25-year investment-industry veteran, joined Putnam as Chief Investment Officer. Mr. Donovan will lead a reinvigorated investment organization strengthened by the arrival during the past few months of several well-regarded senior portfolio managers, research analysts, and equity traders.

We also are pleased to announce that Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management. He serves as advisor to New York Life Insurance Company, and previously was a member of its Executive Management Committee.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries). U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. This combination of being placed under direct government control with access to credit from the U.S. Treasury suggests that, like Ginnie Mae, securities issued by Fannie Mae and Freddie Mac may be backed by the full faith and credit of the United States. By investing in both Treasuries and MBSs, the fund’s managers seek to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Understanding mortgage-
related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

4	5

Performance snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Rob Bloemker

Thank you, Rob, for taking the time to talk with us about Putnam American Government Income Fund. How did the fund perform for the period?

We’re pleased with the performance of the fund. The six-month period was an incredibly difficult one in the financial markets, yet we were able to beat our Lipper peer group by more than a full percentage point, while slightly lagging the benchmark. For the period, the fund returned 6.65%, outperforming the Lipper peer group, General U.S. Government Funds, which returned 5.55%. Meanwhile, our benchmark, the Barclays Capital Government Bond Index, returned 6.98%. It should be noted that index returns do not include fees and expenses.

You mentioned it was an incredibly difficult period. How so?

The past six months were really characterized by two distinct periods. The first began with the collapse of Lehman Brothers at the beginning of September and involved the subsequent fallout that rippled through the credit markets all the way through December. The second period was marked by the government’s

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 18.

escalating series of policy responses, which began to reap positive results in the latter half of the period.

Going back to that first period, the bankruptcy of Lehman triggered a meltdown that affected credit sectors in an extreme way. Investors lost faith in credit ratings to the point where they avoided all asset classes with any risk at all. Across all sectors, spreads — a general measure of risk calculated as the difference in interest rates between government-guaranteed Treasuries and any other investment — widened out indiscriminately to levels that, in many cases, have never before been seen.

Beyond government-backed issues, we looked for sound opportunities in other sectors that we felt would aid performance. The problem, however, is that when Lehman failed, all levels of risk were punished indiscriminately; it didn’t matter if an issue were CCC- or AAA-rated — every sector widened to extreme spreads. In that case, even if you were in a top-rated issue — one that analysis showed to have very strong, sound cash flows — your performance was penalized along with those invested in much lesser quality paper. As a result, performance suffered.

As the Lehman fallout was occurring, the government’s policy attempts to stabilize the markets began with the passage of the initial Troubled Asset Relief Program [TARP] in October. In the ensuing months, the federal government remained aggressive,

Portfolio composition as of 3/31/09

Allocations are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

analyzing what was working and enacting programs aimed at having a deeper impact, from expanding the program of purchasing agency mortgage-backed securities [MBS] and agency debt to the program of purchasing longer-term Treasury securities. While the plunge in credit sectors was precipitous across the board, spread levels have rebounded in a very asynchronous manner, following the government’s policies.

How did the portfolio perform during the latter part of the period?

Along with everyone else, we suffered when the tide went out on all sectors in the Lehman aftermath. However, due to the high credit quality we maintained in the portfolio, our holdings were some of the first to come back when the government’s policy responses began to take hold. The Federal Reserve [the Fed] has continued to drive the bond markets, with the public showing increased willingness to back investments that are on the government’s shopping list and are receiving its implicit backing. In particular, agency mortgages gained after the Fed attempted to stimulate the struggling U.S. housing market by purchasing these bonds directly in the market.

We also saw our investments in collateralized mortgage obligations [CMOs] bounce back in the second half of the period. While maintaining the fund’s high-credit quality, we attempted to enhance our yield by employing an

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

out-of-benchmark position in CMOs, securities that are structured from pools of mortgages that are backed by Fannie Mae and Freddie Mac and therefore the U.S. government. We made allocations to CMOs because we felt we were getting great value for securities with very limited risk. However, these investments underperformed in the extreme market conditions of the fourth quarter, in part because they are less liquid than traditional pass-through mortgages. In the latter half of the period, however, a number of factors worked to build faith in these investments, including the Fed’s attempts to lower interest rates and private investors’ willingness to invest in these government-backed securities.

What is your outlook for the next six months?

Six months ago, we urged patience to shareholders. We believed that government measures would be a key to facilitating the formation and deployment of capital that would enable private investors to feel confident in following the government’s lead in investing in CMOs and other mortgage-backed securities. That process is now playing out, and we are encouraged by the progress.

Over the next six months, we believe we’ll see increased levels of stability in the credit markets. As recent government policies begin to take hold and become better utilized in the markets —and new policies are introduced — we

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

should continue to see the sectors improve in credit quality, a development that would be positive for our fund given the high credit quality of our positioning. We believe there is a lot of room left in the credit market rally.

As for the economy, the outlook is a little less positive as it tends to lag policy responses. We may see the economy lag into 2010.

Thank you, Rob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

IN THE NEWS

On April 16, 2009, the U.S. Treasury Department launched a $9.9 billion mortgage modification program aimed at stemming the tide of rising, record foreclosures in the United States, which included a 24% year-over-year increase in filings in first quarter 2009. Under the plan, which could help an estimated three to four million homeowners, theTreasury will pay six of the nation’s largest mortgage servicers a $1,000 one-time fee each time they reduce a homeowner’s payments to 38% of his or her income for five years.TheTreasury would then subsidize further homeowner payments down to 31% of income. Further, mortgage servicers will receive as much as $1,000 a year for as many as three years, if a borrower stays current in the program. Homeowners who stay current in the program are also eligible to receive up to $1,000 a year for five years in order to reduce loan principals.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.45%	6.27%	5.59%	5.59%	5.65%	5.65%	6.14%	5.99%	6.18%	6.53%

10 years	56.60	50.40	45.24	45.24	45.74	45.74	52.70	47.81	52.75	59.54
Annual average	4.59	4.17	3.80	3.80	3.84	3.84	4.32	3.98	4.33	4.78

5 years	18.93	14.21	14.49	12.52	14.51	14.51	17.38	13.57	17.38	20.30
Annual average	3.53	2.69	2.74	2.39	2.75	2.75	3.26	2.58	3.26	3.77

3 years	18.22	13.43	15.54	12.53	15.54	15.54	17.30	13.44	17.24	19.07
Annual average	5.74	4.29	4.93	4.01	4.93	4.93	5.46	4.29	5.44	5.99

1 year	1.66	–2.42	0.90	–3.96	0.92	–0.05	1.37	–1.96	1.35	1.82

6 months	6.65	2.42	6.30	1.30	6.29	5.29	6.58	3.17	6.51	6.81

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 3/31/09

	Barclays Capital Government	Lipper General U.S. Government Funds
	Bond Index	category average*

Annual average (life of fund)	8.12%	6.93%

10 years	82.67	61.32
Annual average	6.21	4.85

5 years	29.12	19.80
Annual average	5.24	3.64

3 years	26.27	17.91
Annual average	8.09	5.58

1 year	6.95	4.24

6 months	6.98	5.55

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/09, there were 159, 156, 142, 124, 76, and 8 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.198		$0.166	$0.167	$0.186		$0.187	$0.210

Capital gains	—		—	—	—		—	—

Total	$0.198		$0.166	$0.167	$0.186		$0.187	$0.210

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$8.72	$9.08	$8.66	$8.69	$8.76	$9.05	$8.72	$8.70

3/31/09	9.09	9.47	9.03	9.06	9.14	9.45	9.09	9.07

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.36%	4.18%	3.72%	3.71%	4.07%	3.94%	4.09%	4.63%

Current 30-day SEC yield [2,3]
(with expense limitation)	N/A	3.13	2.52	2.53	N/A	2.92	3.00	3.51

Current 30-day SEC yield [3]
(without expense limitation)	N/A	2.99	2.37	2.38	N/A	2.77	2.86	3.36

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 9/30/08

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Total annual fund operating expenses	1.13	1.88	1.88	1.38	1.38	0.88

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2008, to March 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.15	$9.00	$9.00	$6.44	$6.44	$3.87

Ending value (after expenses)	$1,066.50	$1,063.00	$1,062.90	$1,065.80	$1,065.10	$1,068.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2009, use the following calculation method. To find the value of your investment on October 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.04	$8.80	$8.80	$6.29	$6.29	$3.78

Ending value (after expenses)	$1,019.95	$1,016.21	$1,016.21	$1,018.70	$1,018.70	$1,021.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Average annualized expense
ratio for Lipper peer group*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam American Government
Income Fund	173%	196%	233%	384%	430%

Lipper General U.S. Government
Funds category average	591%	319%	274%	304%	280%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to Rob Bloemker, your fund’s Portfolio Managers are Daniel Choquette and Michael Salm.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2009, and March 31, 2008.

Trustee and Putnam employee fund ownership

As of March 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$203,000	$30,000,000

Putnam employees	$2,519,000	$319,000,000

Other Putnam funds managed by the Portfolio Managers

Rob Bloemker is also a Portfolio Manager of Putnam U.S. Government Income Trust, Putnam Income Fund, Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Daniel Choquette is also a Portfolio Manager of Putnam U.S. Government Income Trust.

Michael Salm is also a Portfolio Manager of Putnam U.S. Government Income Trust, Putnam Income Fund, Putnam Global Income Trust, Putnam Absolute Return 100 Fund, and Putnam Absolute Return 300 Fund.

Rob Bloemker, Daniel Choquette, and Michael Salm may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 65th percentile in management fees and in the 57th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will be applied to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	9th

Three-year period	15th

Five-year period	31st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 167, 143, and 126 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-year, five-year, and ten-year periods ended March 31, 2009, were 78%, 51%, and 60%, respectively. Over the one-year, five-year, and ten-year periods ended March 31, 2009, your fund ranked 121st out of 156, 63rd out of 124, and 46th out of 76 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/09 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (98.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 15, 2031
to November 20, 2037	$15,730,614	$16,539,133
6s, with due dates from October 15, 2023 to
January 15, 2029	102,724	108,587

		16,647,720
U.S. Government Agency Mortgage Obligations (95.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	1,555,761	1,660,471
6s, September 1, 2021	51,454	54,019
5 1/2s, with due dates from July 1, 2019
to August 1, 2019	621,463	652,269
4 1/2s, with due dates from January 1, 2037
to June 1, 2037	2,843,598	2,906,179

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from April 1, 2032 to
January 1, 2036	3,031,226	3,246,203
6 1/2s, with due dates from October 1, 2032
to December 1, 2037	2,356,105	2,488,069
6 1/2s, with due dates from July 1, 2016 to
February 1, 2017	162,018	171,009
6 1/2s, TBA, April 1, 2039	14,000,000	14,742,657
6s, with due dates from August 1, 2037 to
November 1, 2037	53,772	56,252
6s, with due dates from July 1, 2011 to,
August 1 2022	8,400,820	8,817,716
5 1/2s, with due dates from November 1, 2036
to April 1, 2038	30,965,624	32,191,595
5 1/2s, with due dates from December 1, 2011
to February 1, 2021	1,693,959	1,777,339
5s, February 1, 2039	3,919,109	4,048,623
5s, March 1, 2021	78,572	81,899
5s, TBA, May 1, 2039	123,000,000	126,517,037
5s, TBA, April 1, 2039	111,000,000	114,503,438
4 1/2s, with due dates from June 1, 2037 to
March 1, 2039	3,479,392	3,557,950
4 1/2s, TBA, May 1, 2039	99,000,000	100,805,978
4 1/2s, TBA, April 1, 2039	233,000,000	237,951,250
4s, with due dates from May 1, 2019 to
September 1, 2020	699,932	716,349

		656,946,302
Total U.S. government and agency mortgage obligations (cost $666,828,689)		$673,594,022

U.S. GOVERNMENT AGENCY OBLIGATIONS. (8.7%)*	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$13,700,000	$14,295,564

Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,715,072
6 3/4s, March 15, 2031	1,500,000	1,997,690
6 5/8s, September 15, 2009	29,420,000	30,225,664
3 3/8s, April 15, 2009	4,300,000	4,305,127

Total U.S. government agency obligations (cost $57,937,286)		$59,539,117

U.S. TREASURY OBLIGATIONS (26.9%)*	Principal amount	Value
U.S. Treasury Bonds
8s, November 15, 2021	$16,475,000	$24,428,524
7 1/2s, November 15, 2016	10,948,000	14,719,073
6 1/4s, May 15, 2030	10,723,000	14,904,914
6s, February 15, 2026	47,270,000	62,337,313

U.S. Treasury Notes
4 1/4s, August 15, 2013	29,441,000	32,998,070
4 1/4s, September 30, 2012	17,438,000	19,198,830
4s, February 15, 2015	14,300,000	16,004,270

Total U.S. treasury obligations (cost $154,514,475)		$184,590,994

MORTGAGE-BACKED SECURITIES (29.1%)*	Principal amount	Value
Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$316,000	$255,081
Ser. 04-3, Class A5, 5.322s, 2039	180,000	155,268
Ser. 05-6, Class A2, 5.165s, 2047	809,000	731,626

Banc of America Mortgage Securities Ser. 05-E,
Class 2, Interest Only (IO), 0.3s, 2035	11,244,212	30,307

Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 6.128s, 2037	1,568,770	121,580

Countrywide Alternative Loan Trust IFB Ser. 04-2CB,
Class 1A5, IO, 7.078s, 2034	207,090	11,908

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.43s, 2035	5,119,625	349,574
IFB Ser. 05-R2, Class 1AS, IO, 5.086s, 2035	14,155,296	966,541

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2, 5.81s, 2039	432,000	327,503

Fannie Mae
IFB Ser. 06-70, Class SM, 50.389s, 2036	99,024	148,342
IFB Ser. 07-75, Class JS, 48.185s, 2037	343,349	488,888
IFB Ser. 07-80, Class AS, 45.185s, 2037	284,545	410,417
IFB Ser. 06-62, Class PS, 36.769s, 2036	658,068	937,600
IFB Ser. 06-76, Class QB, 36.469s, 2036	803,355	1,145,577
IFB Ser. 06-48, Class TQ, 36.469s, 2036	109,256	151,701
IFB Ser. 07-W7, Class 1A4, 36.049s, 2037	516,051	660,545
IFB Ser. 07-1, Class NK, 32.88s, 2037	1,401,731	1,942,609
IFB Ser. 06-104, Class GS, 31.905s, 2036	356,988	464,880
IFB Ser. 06-104, Class ES, 30.841s, 2036	408,885	559,809
IFB Ser. 07-30, Class FS, 27.41s, 2037	426,191	523,312
IFB Ser. 06-49, Class SE, 26.912s, 2036	745,767	991,557
IFB Ser. 05-25, Class PS, 25.864s, 2035	79,479	101,129
IFB Ser. 06-115, Class ES, 24.472s, 2036	390,413	512,909

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-115, Class NQ, 22.98s, 2036	$286,053	$333,581
IFB Ser. 05-74, Class CP, 22.836s, 2035	1,011,517	1,131,978
IFB Ser. 06-27, Class SP, 22.653s, 2036	751,366	959,316
IFB Ser. 06-8, Class HP, 22.653s, 2036	826,999	1,056,521
IFB Ser. 06-8, Class WK, 22.653s, 2036	1,438,935	1,823,702
IFB Ser. 05-106, Class US, 22.653s, 2035	1,204,808	1,550,346
IFB Ser. 05-99, Class SA, 22.653s, 2035	588,639	734,791
IFB Ser. 05-74, Class DM, 22.47s, 2035	1,195,449	1,509,056
IFB Ser. 05-74, Class CS, 18.585s, 2035	1,153,117	1,404,935
IFB Ser. 05-106, Class JC, 18.506s, 2035	603,429	685,804
IFB Ser. 05-95, Class CP, 18.306s, 2035	83,774	97,364
IFB Ser. 05-83, Class QP, 16.037s, 2034	419,204	446,366
IFB Ser. 05-57, Class MN, 15.685s, 2035	729,795	780,066
IFB Ser. 05-72, Class SB, 15.57s, 2035	418,650	456,940
FRB Ser. 03-W6, Class PT1, 10.104s, 2042	1,774,724	1,964,398
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,002,077	1,066,273
Ser. 02-T19, Class A3, 7 1/2s, 2042	15,417	16,520
Ser. 02-T12, Class A3, 7 1/2s, 2042	15,928	16,829
Ser. 02-14, Class A2, 7 1/2s, 2042	105,948	113,530
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,388,520	1,487,887
Ser. 02-T4, Class A3, 7 1/2s, 2041	516,323	553,272
Ser. 01-T12, Class A2, 7 1/2s, 2041	725,140	777,033
Ser. 01-T3, Class A1, 7 1/2s, 2040	35,914	38,484
Ser. 99-T2, Class A1, 7 1/2s, 2039	75,324	80,385
Ser. 386, Class 26, IO, 7 1/2s, 2038	74,281	6,790
Ser. 383, Class 88, IO, 7 1/2s, 2037	80,590	11,369
Ser. 383, Class 89, IO, 7 1/2s, 2037	65,235	9,207
Ser. 383, Class 87, IO, 7 1/2s, 2037	100,497	14,089
Ser. 02-33, Class A2, 7 1/2s, 2032	738,287	780,047
Ser. 02-T1, Class A3, 7 1/2s, 2031	649,457	695,934
Ser. 00-T6, Class A1, 7 1/2s, 2030	965,030	1,019,615
Ser. 01-T5, Class A3, 7 1/2s, 2030	17,116	18,084
Ser. 01-T4, Class A1, 7 1/2s, 2028	68,824	73,750
IFB Ser. 07-W6, Class 6A2, IO, 7.278s, 2037	616,087	56,988
IFB Ser. 03-66, Class SA, IO, 7.128s, 2033	1,019,762	91,656
IFB Ser. 08-7, Class SA, IO, 7.028s, 2038	253,662	30,669
Ser. 02-26, Class A1, 7s, 2048	1,108,069	1,187,019
Ser. 04-W12, Class 1A3, 7s, 2044	564,526	600,514
Ser. 04-T3, Class 1A3, 7s, 2044	1,209,406	1,286,505
Ser. 04-T2, Class 1A3, 7s, 2043	410,380	430,386
Ser. 03-W8, Class 2A, 7s, 2042	4,265,869	4,569,812
Ser. 03-W3, Class 1A2, 7s, 2042	385,983	407,695
Ser. 02-T16, Class A2, 7s, 2042	2,785,336	2,983,792
Ser. 02-T19, Class A2, 7s, 2042	1,816,429	1,945,849
Ser. 02-14, Class A1, 7s, 2042	1,097,105	1,175,274
Ser. 01-T10, Class A1, 7s, 2041	774,258	829,424
Ser. 02-T4, Class A2, 7s, 2041	2,003,210	2,100,866
Ser. 01-W3, Class A, 7s, 2041	312,405	334,664
Ser. 386, Class 24, IO, 7s, 2038	81,554	6,838
Ser. 386, Class 25, IO, 7s, 2038	80,781	8,956
Ser. 386, Class 22, IO, 7s, 2038	88,719	7,469

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
Ser. 386, Class 21, IO, 7s, 2037	$100,641	$8,436
Ser. 386, Class 23, IO, 7s, 2037	98,661	8,302
Ser. 383, Class 84, IO, 7s, 2037	92,795	7,999
Ser. 383, Class 85, IO, 7s, 2037	80,240	6,982
Ser. 383, Class 79, IO, 7s, 2037	91,774	7,541
Ser. 383, Class 80, IO, 7s, 2037	205,668	19,153
Ser. 383, Class 81, IO, 7s, 2037	111,348	9,150
Ser. 383, Class 82, IO, 7s, 2037	110,678	9,461
Ser. 383, Class 83, IO, 7s, 2037	94,014	7,980
Ser. 04-W1, Class 2A2, 7s, 2033	2,842,143	2,936,112
IFB Ser. 07-W6, Class 5A2, IO, 6.768s, 2037	953,195	83,405
IFB Ser. 07-W4, Class 4A2, IO, 6.758s, 2037	3,413,455	298,677
IFB Ser. 07-W2, Class 3A2, IO, 6.758s, 2037	1,166,950	102,108
IFB Ser. 06-115, Class BI, IO, 6.738s, 2036	1,163,506	93,065
IFB Ser. 05-113, Class DI, IO, 6.708s, 2036	34,901,864	2,954,443
IFB Ser. 06-125, Class SM, IO, 6.678s, 2037	1,654,851	142,654
IFB Ser. 06-58, Class SP, IO, 6.678s, 2036	5,066,835	361,164
IFB Ser. 06-58, Class SQ, IO, 6.678s, 2036	827,469	61,175
IFB Ser. 08-36, Class YI, IO, 6.678s, 2036	88,668	8,103
IFB Ser. 06-43, Class SU, IO, 6.678s, 2036	686,934	62,078
IFB Ser. 06-24, Class QS, IO, 6.678s, 2036	3,208,754	365,381
IFB Ser. 06-60, Class SI, IO, 6.628s, 2036	2,126,291	214,306
IFB Ser. 06-60, Class UI, IO, 6.628s, 2036	486,617	36,832
IFB Ser. 04-24, Class CS, IO, 6.628s, 2034	399,383	31,442
IFB Ser. 03-122, Class SA, IO, 6.578s, 2028	1,801,249	85,792
IFB Ser. 03-130, Class BS, IO, 6.528s, 2033	118,271	11,004
Ser. 386, Class 19, IO, 6 1/2s, 2038	94,409	8,735
Ser. 386, Class 17, IO, 6 1/2s, 2037	145,747	13,755
Ser. 386, Class 16, IO, 6 1/2s, 2037	99,974	9,757
Ser. 383, Class 62, IO, 6 1/2s, 2037	130,738	12,702
Ser. 383, Class 69, IO, 6 1/2s, 2037	84,490	9,696
Ser. 383, Class 63, IO, 6 1/2s, 2037	102,915	10,163
Ser. 383, Class 64, IO, 6 1/2s, 2037	188,713	17,574
Ser. 383, Class 67, IO, 6 1/2s, 2037	100,287	9,611
Ser. 383, Class 58, IO, 6 1/2s, 2037	214,887	19,608
Ser. 383, Class 59, IO, 6 1/2s, 2037	137,816	13,192
Ser. 383, Class 61, IO, 6 1/2s, 2037	108,623	10,353
Ser. 383, Class 65, IO, 6 1/2s, 2037	130,997	12,951
Ser. 383, Class 66, IO, 6 1/2s, 2037	134,300	13,300
Ser. 383, Class 77, IO, 6 1/2s, 2037	81,985	7,999
Ser. 383, Class 78, IO, 6 1/2s, 2037	81,796	9,440
Ser. 381, Class 14, IO, 6 1/2s, 2037	154,982	13,948
Ser. 381, Class 15, IO, 6 1/2s, 2037	78,568	7,071
Ser. 383, Class 73, IO, 6 1/2s, 2037	177,796	16,557
Ser. 383, Class 76, IO, 6 1/2s, 2037	108,665	10,808
Ser. 383, Class 70, IO, 6 1/2s, 2037	269,454	25,093
Ser. 383, Class 74, IO, 6 1/2s, 2037	147,161	13,704
Ser. 383, Class 71, IO, 6 1/2s, 2036	115,527	10,941
Ser. 383, Class 75, IO, 6 1/2s, 2036	93,090	8,966
IFB Ser. 05-65, Class KI, IO, 6.478s, 2035	17,106,816	1,575,057
IFB Ser. 03-34, Class WS, IO, 6.478s, 2029	112,540	8,881

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 08-20, Class SA, IO, 6.468s, 2038	$2,104,358	$177,100
IFB Ser. 08-01, Class GI, IO, 6.438s, 2037	5,262,238	468,258
IFB Ser. 08-41, Class S, IO, 6.278s, 2036	765,504	59,147
IFB Ser. 07-39, Class LI, IO, 6.248s, 2037	437,825	37,920
IFB Ser. 07-54, Class CI, IO, 6.238s, 2037	840,875	80,415
IFB Ser. 07-39, Class PI, IO, 6.238s, 2037	790,030	57,824
IFB Ser. 07-42, Class SD, IO, 6.238s, 2037	658,848	43,332
IFB Ser. 07-30, Class WI, IO, 6.238s, 2037	1,575,974	129,230
IFB Ser. 07-58, Class SP, IO, 6.228s, 2037	800,270	78,824
IFB Ser. 07-28, Class SE, IO, 6.228s, 2037	823,478	78,095
IFB Ser. 06-128, Class SH, IO, 6.228s, 2037	930,543	70,538
IFB Ser. 06-79, Class SI, IO, 6.228s, 2036	2,154,388	204,207
IFB Ser. 05-90, Class SP, IO, 6.228s, 2035	1,808,736	166,832
IFB Ser. 05-12, Class SC, IO, 6.228s, 2035	987,738	104,121
IFB Ser. 07-W5, Class 2A2, IO, 6.218s, 2037	435,390	35,725
IFB Ser. 07-30, Class IE, IO, 6.218s, 2037	2,183,612	309,038
IFB Ser. 06-123, Class CI, IO, 6.218s, 2037	1,866,171	175,633
IFB Ser. 06-123, Class UI, IO, 6.218s, 2037	905,485	85,920
IFB Ser. 05-82, Class SY, IO, 6.208s, 2035	4,593,031	382,174
IFB Ser. 05-45, Class EW, IO, 6.198s, 2035	479,867	36,824
IFB Ser. 07-15, Class BI, IO, 6.178s, 2037	1,435,746	127,003
IFB Ser. 06-126, Class CS, IO, 6.178s, 2037	190,369	15,615
IFB Ser. 06-16, Class SM, IO, 6.178s, 2036	723,971	80,115
IFB Ser. 05-95, Class CI, IO, 6.178s, 2035	1,351,341	145,445
IFB Ser. 05-84, Class SG, IO, 6.178s, 2035	2,208,548	192,946
IFB Ser. 05-57, Class NI, IO, 6.178s, 2035	422,630	29,896
IFB Ser. 05-29, Class SX, IO, 6.178s, 2035	177,367	12,907
IFB Ser. 05-57, Class DI, IO, 6.178s, 2035	964,128	77,917
IFB Ser. 04-92, Class S, IO, 6.178s, 2034	151,336	11,442
IFB Ser. 06-104, Class EI, IO, 6.168s, 2036	73,806	6,421
IFB Ser. 05-83, Class QI, IO, 6.168s, 2035	373,532	31,217
IFB Ser. 06-128, Class GS, IO, 6.158s, 2037	935,983	87,229
IFB Ser. 06-114, Class IS, IO, 6.128s, 2036	976,082	80,317
IFB Ser. 04-92, Class SQ, IO, 6.128s, 2034	62,867	6,190
IFB Ser. 06-115, Class EI, IO, 6.118s, 2036	4,991,672	425,625
IFB Ser. 06-115, Class IE, IO, 6.118s, 2036	710,971	59,962
IFB Ser. 06-117, Class SA, IO, 6.118s, 2036	1,069,847	88,918
IFB Ser. 06-121, Class SD, IO, 6.118s, 2036	722,018	63,978
IFB Ser. 06-109, Class SG, IO, 6.108s, 2036	596,418	49,675
IFB Ser. 06-109, Class SH, IO, 6.098s, 2036	962,679	109,455
IFB Ser. 07-W6, Class 4A2, IO, 6.078s, 2037	3,995,791	349,632
IFB Ser. 06-128, Class SC, IO, 6.078s, 2037	1,744,001	147,490
IFB Ser. 06-116, Class S, IO, 6.078s, 2036	1,115,621	88,125
IFB Ser. 06-104, Class IC, IO, 6.078s, 2036	2,838,444	267,694
IFB Ser. 06-43, Class SI, IO, 6.078s, 2036	554,213	46,271
IFB Ser. 06-44, Class IS, IO, 6.078s, 2036	101,303	8,069
IFB Ser. 06-8, Class JH, IO, 6.078s, 2036	3,481,141	311,144
IFB Ser. 09-12, Class CI, IO, 6.078s, 2036	437,186	44,908
IFB Ser. 05-122, Class SG, IO, 6.078s, 2035	741,663	73,610
IFB Ser. 06-101, Class SA, IO, 6.058s, 2036	3,564,467	297,312
IFB Ser. 06-92, Class LI, IO, 6.058s, 2036	1,059,609	87,870

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-96, Class ES, IO, 6.058s, 2036	$463,987	$36,368
IFB Ser. 06-17, Class SI, IO, 6.058s, 2036	1,516,568	128,808
IFB Ser. 06-60, Class YI, IO, 6.048s, 2036	1,557,346	149,474
IFB Ser. 06-85, Class TS, IO, 6.038s, 2036	1,436,808	106,015
IFB Ser. 06-95, Class SH, IO, 6.028s, 2036	1,300,013	100,641
IFB Ser. 06-61, Class SE, IO, 6.028s, 2036	291,837	21,301
IFB Ser. 07-75, Class PI, IO, 6.018s, 2037	1,321,025	98,568
IFB Ser. 07-W7, Class 2A2, IO, 6.008s, 2037	3,231,885	313,202
Ser. 389, Class 6, IO, 6s, 2038	93,700	9,136
Ser. 386, Class 10, IO, 6s, 2038	88,079	8,725
Ser. 383, Class 46, IO, 6s, 2038	307,737	28,081
Ser. 383, Class 47, IO, 6s, 2038	271,937	24,814
Ser. 383, Class 48, IO, 6s, 2038	243,530	24,049
Ser. 383, Class 52, IO, 6s, 2038	98,735	9,416
Ser. 386, Class 9, IO, 6s, 2038	432,124	39,972
Ser. 383, Class 32, IO, 6s, 2038	421,173	41,591
Ser. 383, Class 33, IO, 6s, 2038	359,037	35,455
Ser. 383, Class 37, IO, 6s, 2038	139,708	13,159
Ser. 386, Class 7, IO, 6s, 2038	532,060	50,878
Ser. 383, Class 34, IO, 6s, 2037	146,871	14,503
Ser. 383, Class 35, IO, 6s, 2037	120,914	11,328
Ser. 383, Class 36, IO, 6s, 2037	94,400	8,842
Ser. 383, Class 38, IO, 6s, 2037	82,124	7,621
Ser. 383, Class 50, IO, 6s, 2037	166,541	15,197
Ser. 386, Class 6, IO, 6s, 2037	255,967	24,157
Ser. 383, Class 49, IO, 6s, 2037	125,587	12,420
Ser. 383, Class 51, IO, 6s, 2037	128,930	11,717
Ser. 383, Class 57, IO, 6s, 2037	79,197	8,822
Ser. 383, Class 98, IO, 6s, 2022	132,274	11,080
Ser. 383, Class 99, IO, 6s, 2022	67,981	5,588
IFB Ser. 07-88, Class MI, IO, 5.998s, 2037	124,141	11,109
IFB Ser. 08-21, Class NI, IO, 5.978s, 2038	2,581,442	192,334
IFB Ser. 09-12, Class AI, IO, 5.978s, 2037	3,622,932	312,949
IFB Ser. 07-116, Class IA, IO, 5.978s, 2037	3,644,647	293,112
IFB Ser. 07-103, Class AI, IO, 5.978s, 2037	5,486,604	436,953
IFB Ser. 07-1, Class NI, IO, 5.978s, 2037	2,613,166	261,165
IFB Ser. 07-15, Class NI, IO, 5.978s, 2022	1,442,751	111,606
IFB Ser. 07-106, Class SM, IO, 5.938s, 2037	175,918	13,009
IFB Ser. 08-3, Class SC, IO, 5.928s, 2038	414,570	39,093
IFB Ser. 07-109, Class XI, IO, 5.928s, 2037	845,724	76,926
IFB Ser. 07-109, Class YI, IO, 5.928s, 2037	1,187,960	86,297
IFB Ser. 07-88, Class JI, IO, 5.928s, 2037	1,701,062	141,588
IFB Ser. 07-54, Class KI, IO, 5.918s, 2037	611,778	48,061
IFB Ser. 07-30, Class JS, IO, 5.918s, 2037	1,917,526	173,560
IFB Ser. 07-30, Class LI, IO, 5.918s, 2037	1,263,937	102,834
IFB Ser. 07-30, Class OI, IO, 5.918s, 2037	4,161,440	336,827
IFB Ser. 07-14, Class ES, IO, 5.918s, 2037	2,518,520	180,602
IFB Ser. 07-W2, Class 1A2, IO, 5.908s, 2037	980,488	77,312
IFB Ser. 07-106, Class SN, IO, 5.888s, 2037	1,300,960	94,417
IFB Ser. 07-54, Class IA, IO, 5.888s, 2037	955,485	84,498
IFB Ser. 07-54, Class IB, IO, 5.888s, 2037	955,485	84,498

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IC, IO, 5.888s, 2037	$955,485	$84,498
IFB Ser. 07-54, Class ID, IO, 5.888s, 2037	955,485	84,498
IFB Ser. 07-54, Class IE, IO, 5.888s, 2037	955,485	84,498
IFB Ser. 07-54, Class IF, IO, 5.888s, 2037	1,422,575	115,556
IFB Ser. 07-54, Class NI, IO, 5.888s, 2037	965,361	72,261
IFB Ser. 07-54, Class UI, IO, 5.888s, 2037	1,281,917	115,283
IFB Ser. 07-109, Class AI, IO, 5.878s, 2037	2,496,538	165,606
IFB Ser. 07-91, Class AS, IO, 5.878s, 2037	855,546	64,437
IFB Ser. 07-91, Class HS, IO, 5.878s, 2037	926,804	80,082
IFB Ser. 07-15, Class CI, IO, 5.858s, 2037	3,482,822	308,038
IFB Ser. 06-124, Class SC, IO, 5.858s, 2037	716,975	54,167
IFB Ser. 06-115, Class JI, IO, 5.858s, 2036	2,504,444	205,237
IFB Ser. 07-109, Class PI, IO, 5.828s, 2037	1,332,823	105,893
IFB Ser. 06-123, Class LI, IO, 5.798s, 2037	1,684,105	126,611
IFB Ser. 08-1, Class NI, IO, 5.728s, 2037	2,077,065	181,682
IFB Ser. 07-116, Class BI, IO, 5.728s, 2037	3,341,707	253,397
IFB Ser. 08-01, Class AI, IO, 5.728s, 2037	6,433,870	439,002
IFB Ser. 08-10, Class GI, IO, 5.708s, 2038	1,663,033	124,400
IFB Ser. 08-1, Class HI, IO, 5.678s, 2037	2,981,873	200,629
IFB Ser. 07-39, Class AI, IO, 5.598s, 2037	1,867,403	134,005
IFB Ser. 07-32, Class SD, IO, 5.588s, 2037	1,138,424	84,537
IFB Ser. 07-30, Class UI, IO, 5.578s, 2037	933,096	84,143
IFB Ser. 07-32, Class SC, IO, 5.578s, 2037	1,516,823	127,031
IFB Ser. 07-1, Class CI, IO, 5.578s, 2037	1,077,985	89,215
IFB Ser. 05-74, Class NI, IO, 5.558s, 2035	6,026,586	644,766
IFB Ser. 05-14, Class SE, IO, 5.528s, 2035	248,459	17,658
IFB Ser. 09-12, Class DI, IO, 5.508s, 2037	1,829,859	135,721
Ser. 383, Class 18, IO, 5 1/2s, 2038	488,442	48,234
Ser. 383, Class 19, IO, 5 1/2s, 2038	444,895	43,933
Ser. 383, Class 25, IO, 5 1/2s, 2038	80,854	6,931
Ser. 386, Class 4, IO, 5 1/2s, 2037	110,958	9,593
Ser. 386, Class 5, IO, 5 1/2s, 2037	86,552	7,534
Ser. 383, Class 15, IO, 5 1/2s, 2037	82,252	6,961
Ser. 383, Class 4, IO, 5 1/2s, 2037	674,090	57,978
Ser. 383, Class 5, IO, 5 1/2s, 2037	428,198	43,355
Ser. 383, Class 6, IO, 5 1/2s, 2037	384,446	36,042
Ser. 383, Class 7, IO, 5 1/2s, 2037	378,903	35,522
Ser. 383, Class 8, IO, 5 1/2s, 2037	156,845	14,704
Ser. 383, Class 9, IO, 5 1/2s, 2037	148,824	13,952
Ser. 383, Class 20, IO, 5 1/2s, 2037	277,645	27,417
Ser. 383, Class 21, IO, 5 1/2s, 2037	262,778	25,949
Ser. 383, Class 22, IO, 5 1/2s, 2037	177,068	17,486
Ser. 383, Class 23, IO, 5 1/2s, 2037	159,571	15,758
Ser. 383, Class 24, IO, 5 1/2s, 2037	110,112	9,614
Ser. 383, Class 26, IO, 5 1/2s, 2037	85,708	8,992
Ser. 383, Class 95, IO, 5 1/2s, 2022	210,776	18,970
Ser. 383, Class 97, IO, 5 1/2s, 2022	88,309	8,719
Ser. 383, Class 94, IO, 5 1/2s, 2022	110,538	8,751
Ser. 383, Class 96, IO, 5 1/2s, 2022	114,294	8,384
IFB Ser. 04-46, Class PJ, IO, 5.478s, 2034	3,730,411	327,261
IFB Ser. 08-1, Class BI, IO, 5.388s, 2038	1,005,606	67,204

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-75, Class ID, IO, 5.348s, 2037	$1,065,874	$86,597
Ser. 07-W1, Class 1AS, IO, 5.246s, 2046	8,588,664	568,999
Ser. 385, Class 3, IO, 5s, 2038	536,144	54,955
Ser. 383, Class 2, IO, 5s, 2037	91,554	11,491
Ser. 383, Class 92, IO, 5s, 2022	94,029	7,351
FRB Ser. 07-95, Class A1, 0.772s, 2036	6,315,632	5,968,272
FRB Ser. 07-95, Class A2, 0.772s, 2036	39,716,000	32,765,700
FRB Ser. 07-95, Class A3, 0.772s, 2036	11,005,000	7,455,888
FRB Ser. 07-101, Class A2, 0.772s, 2036	7,927,569	7,085,265
Ser. 03-W10, Class 3A, IO, 0.631s, 2043	20,946,392	252,743
Ser. 03-W10, Class 1A, IO, 0.593s, 2043	17,823,725	177,337
Ser. 01-T12, Class IO, 0.565s, 2041	2,278,285	30,189
Ser. 03-W2, Class 1, IO, 0.466s, 2042	931,461	9,270
Ser. 02-T4, IO, 0.449s, 2041	11,814,101	118,937
Ser. 01-50, Class B1, IO, 0.441s, 2041	4,087,258	39,028
Ser. 02-T1, Class IO, IO, 0.427s, 2031	2,426,458	20,555
Ser. 03-W6, Class 3, IO, 0.367s, 2042	1,575,543	11,144
Ser. 01-79, Class BI, IO, 0.328s, 2045	3,583,714	27,225
Ser. 07-64, Class LO, Principal Only (PO),
zero %, 2037	295,954	265,640
Ser. 06-56, Class XF, zero %, 2036	72,905	68,433
Ser. 06-47, Class VO, PO, zero %, 2036	114,329	108,362
Ser. 05-103, Class OA, PO, zero %, 2035	145,000	128,488
Ser. 05-50, Class LO, PO, zero %, 2035	49,381	47,546
Ser. 04-38, Class AO, PO, zero %, 2034	1,222,801	998,434
Ser. 08-37, Class DO, PO, zero %, 2033	291,000	252,184
Ser. 04-61, Class JO, PO, zero %, 2032	284,368	266,673
Ser. 326, Class 1, PO, zero %, 2032	442,848	406,784
Ser. 318, Class 1, PO, zero %, 2032	166,570	153,522
Ser. 04-61, Class CO, PO, zero %, 2031	1,256,046	1,156,148
Ser. 314, Class 1, PO, zero %, 2031	797,340	737,535
FRB Ser. 07-76, Class SF, zero %, 2037	83,887	81,890
FRB Ser. 06-115, Class SN, zero %, 2036	526,460	377,317
FRB Ser. 06-104, Class EK, zero %, 2036	174,802	174,959
FRB Ser. 05-117, Class GF, zero %, 2036	107,251	104,527
FRB Ser. 05-79, Class FE, zero %, 2035	240,379	229,897
FRB Ser. 05-45, Class FG, zero %, 2035	341,198	294,251
FRB Ser. 05-77, Class HF, zero %, 2034	189,181	179,405
FRB Ser. 05-81, Class DF, zero %, 2033	83,082	80,854
FRB Ser. 06-1, Class HF, zero %, 2032	108,732	107,129
IFB Ser. 06-75, Class FY, zero %, 2036	173,099	169,152

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.578s, 2043	501,984	46,120
Ser. T-58, Class 4A, 7 1/2s, 2043	282,357	299,210
Ser. T-42, Class A5, 7 1/2s, 2042	193,039	206,009
Ser. T-60, Class 1A2, 7s, 2044	698,216	738,582
Ser. T-59, Class 1A2, 7s, 2043	1,594,950	1,687,158
Ser. T-55, Class 1A2, 7s, 2043	924,984	985,398

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2979, Class AS, 22.234s, 2034	$216,000	$257,731
IFB Ser. 3065, Class DC, 18.191s, 2035	810,681	980,457
IFB Ser. 3031, Class BS, 15.334s, 2035	1,077,558	1,245,219
IFB Ser. 3184, Class SP, IO, 6.794s, 2033	1,276,800	114,565
IFB Ser. 3345, Class SI, IO, 6.764s, 2036	978,117	98,203
IFB Ser. 2882, Class LS, IO, 6.644s, 2034	190,510	17,033
IFB Ser. 3200, Class SB, IO, 6.594s, 2036	1,937,419	158,868
IFB Ser. 3149, Class SE, IO, 6.594s, 2036	1,023,306	94,912
IFB Ser. 3203, Class SH, IO, 6.584s, 2036	742,876	75,285
IFB Ser. 2594, Class SE, IO, 6.494s, 2030	1,159,175	60,002
IFB Ser. 2828, Class TI, IO, 6.494s, 2030	670,695	59,118
IFB Ser. 3397, Class GS, IO, 6.444s, 2037	771,463	63,643
IFB Ser. 3311, Class BI, IO, 6.204s, 2037	1,009,102	85,274
IFB Ser. 3311, Class CI, IO, 6.204s, 2037	6,740,940	598,724
IFB Ser. 3297, Class BI, IO, 6.204s, 2037	3,047,857	266,681
IFB Ser. 3287, Class SD, IO, 6.194s, 2037	1,195,125	103,497
IFB Ser. 3281, Class BI, IO, 6.194s, 2037	578,904	45,963
IFB Ser. 3281, Class CI, IO, 6.194s, 2037	186,234	14,727
IFB Ser. 3510, Class ID, IO, 6.194s, 2037	2,107,560	198,385
IFB Ser. 3249, Class SI, IO, 6.194s, 2036	507,699	48,697
IFB Ser. 3028, Class ES, IO, 6.194s, 2035	2,233,149	239,472
IFB Ser. 3042, Class SP, IO, 6.194s, 2035	801,299	67,831
IFB Ser. 3316, Class SA, IO, 6.174s, 2037	859,902	78,699
IFB Ser. 3136, Class NS, IO, 6.144s, 2036	330,502	31,380
IFB Ser. 2950, Class SM, IO, 6.144s, 2016	451,909	32,617
IFB Ser. 3256, Class S, IO, 6.134s, 2036	1,421,090	119,071
IFB Ser. 3031, Class BI, IO, 6.134s, 2035	747,304	68,675
IFB Ser. 3244, Class SB, IO, 6.104s, 2036	831,529	62,765
IFB Ser. 3244, Class SG, IO, 6.104s, 2036	975,233	83,601
IFB Ser. 3236, Class IS, IO, 6.094s, 2036	1,499,462	111,814
IFB Ser. 3114, Class TS, IO, 6.094s, 2030	4,787,637	377,103
IFB Ser. 3128, Class JI, IO, 6.074s, 2036	175,195	15,603
IFB Ser. 3240, Class S, IO, 6.064s, 2036	2,854,901	245,756
IFB Ser. 3065, Class DI, IO, 6.064s, 2035	562,723	54,658
IFB Ser. 3210, Class S, IO, 6.044s, 2036	598,166	36,069
IFB Ser. 3145, Class GI, IO, 6.044s, 2036	144,364	13,579
IFB Ser. 3114, Class GI, IO, 6.044s, 2036	795,124	68,538
IFB Ser. 3510, Class IB, IO, 6.044s, 2036	1,328,883	155,147
IFB Ser. 3339, Class JI, IO, 6.034s, 2037	2,865,455	186,718
IFB Ser. 3218, Class AS, IO, 6.024s, 2036	1,085,177	84,289
IFB Ser. 3221, Class SI, IO, 6.024s, 2036	1,206,332	94,522
IFB Ser. 3424, Class XI, IO, 6.014s, 2036	99,893	7,544
IFB Ser. 3485, Class SI, IO, 5.994s, 2036	2,305,646	211,451
IFB Ser. 3153, Class QI, IO, 5.994s, 2036	3,969,551	400,051
IFB Ser. 3202, Class PI, IO, 5.984s, 2036	7,264,523	586,487
IFB Ser. 3355, Class AI, IO, 5.944s, 2037	1,197,934	85,736
IFB Ser. 3355, Class MI, IO, 5.944s, 2037	915,511	66,278
IFB Ser. 3349, Class AS, IO, 5.944s, 2037	7,229,855	595,281
IFB Ser. 3510, Class IA, IO, 5.944s, 2037	2,275,971	173,383
IFB Ser. 3201, Class SG, IO, 5.944s, 2036	1,564,625	130,771
IFB Ser. 3203, Class SE, IO, 5.944s, 2036	1,385,027	112,187

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3171, Class PS, IO, 5.929s, 2036	$1,365,961	$125,181
IFB Ser. 3510, Class CI, IO, 5.924s, 2037	3,384,331	279,478
IFB Ser. 3152, Class SY, IO, 5.924s, 2036	756,134	65,935
IFB Ser. 3510, Class DI, IO, 5.924s, 2035	2,221,427	187,644
IFB Ser. 3181, Class PS, IO, 5.914s, 2036	869,664	78,278
IFB Ser. 3284, Class BI, IO, 5.894s, 2037	947,416	73,368
IFB Ser. 3260, Class SA, IO, 5.894s, 2037	977,011	65,728
IFB Ser. 3284, Class LI, IO, 5.884s, 2037	1,764,188	149,663
IFB Ser. 3281, Class AI, IO, 5.874s, 2037	3,520,853	285,682
IFB Ser. 3261, Class SA, IO, 5.874s, 2037	3,585,326	294,068
IFB Ser. 3359, Class SN, IO, 5.864s, 2037	824,529	63,567
IFB Ser. 3012, Class UI, IO, 5.864s, 2035	1,285,905	120,893
IFB Ser. 3311, Class EI, IO, 5.854s, 2037	1,082,929	84,045
IFB Ser. 3311, Class IA, IO, 5.854s, 2037	1,345,203	110,818
IFB Ser. 3311, Class IB, IO, 5.854s, 2037	1,345,203	110,818
IFB Ser. 3311, Class IC, IO, 5.854s, 2037	1,345,203	110,818
IFB Ser. 3311, Class ID, IO, 5.854s, 2037	1,345,203	110,818
IFB Ser. 3311, Class IE, IO, 5.854s, 2037	1,977,803	162,931
IFB Ser. 3311, Class PI, IO, 5.854s, 2037	85,961	6,745
IFB Ser. 3510, Class AS, IO, 5.854s, 2037	4,643,585	376,502
IFB Ser. 3265, Class SC, IO, 5.854s, 2037	1,217,272	89,336
IFB Ser. 3375, Class MS, IO, 5.844s, 2037	154,282	11,017
IFB Ser. 3240, Class GS, IO, 5.824s, 2036	1,750,626	138,019
IFB Ser. 3257, Class SI, IO, 5.764s, 2036	751,997	57,948
IFB Ser. 3225, Class JY, IO, 5.734s, 2036	3,268,957	266,704
IFB Ser. 3502, Class DS, IO, 5.594s, 2039	1,072,651	78,874
IFB Ser. 3339, Class TI, IO, 5.584s, 2037	1,624,480	121,576
IFB Ser. 3284, Class CI, IO, 5.564s, 2037	2,656,739	215,539
IFB Ser. 3016, Class SQ, IO, 5.554s, 2035	1,402,157	84,763
IFB Ser. 3510, Class IC, IO, 5.524s, 2037	2,089,483	157,651
IFB Ser. 3012, Class IG, IO, 5.524s, 2035	5,052,635	537,929
IFB Ser. 248, IO, 5 1/2s, 2037	634,188	59,356
IFB Ser. 3510, Class BI, IO, 5.474s, 2037	2,986,834	213,081
IFB Ser. 3397, Class SQ, IO, 5.414s, 2037	709,328	52,690
IFB Ser. 3500, Class SE, IO, 5.394s, 2039	1,402,167	64,864
IFB Ser. 3384, Class ST, IO, 5.344s, 2037	872,797	57,249
Ser. 3327, Class IF, IO, zero %, 2037	399,252	545
Ser. 246, PO, zero %, 2037	1,008,155	955,384
Ser. 3439, Class AO, PO, zero %, 2037	490,346	461,244
Ser. 3391, PO, zero %, 2037	92,668	79,947
Ser. 3292, Class DO, PO, zero %, 2037	123,618	100,650
Ser. 3300, PO, zero %, 2037	630,779	552,720
Ser. 3226, Class YO, PO, zero %, 2036	325,007	317,584
Ser. 3337, Class OA, PO, zero %, 2036	54,586	52,853
Ser. 3174, PO, zero %, 2036	147,086	137,740
Ser. 3097, Class OC, PO, zero %, 2036	100,000	95,814
Ser. 2947, Class AO, PO, zero %, 2035	50,169	44,457
Ser. 3008, PO, zero %, 2034	269,925	244,677
Ser. 2858, Class MO, PO, zero %, 2034	50,744	43,035
Ser. 2684, Class TO, PO, zero %, 2033	507,000	397,214
Ser. 2692, Class TO, PO, zero %, 2033	113,946	95,129

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Freddie Mac
Ser. 2663, Class CO, PO, zero %, 2033	$248,530	$195,208
Ser. 2587, Class CO, PO, zero %, 2032	834,915	777,628
Ser. 201, PO, zero %, 2029	483,214	411,355
FRB Ser. 3349, Class DO, zero %, 2037	248,042	220,319
FRB Ser. 3326, Class XF, zero %, 2037	531,738	508,721
FRB Ser. 3326, Class YF, zero %, 2037	959,273	912,496
FRB Ser. 3263, Class TA, zero %, 2037	121,861	122,569
FRB Ser. 3241, Class FH, zero %, 2036	193,303	189,021
FRB Ser. 3231, Class XB, zero %, 2036	50,862	49,825
FRB Ser. 3283, Class HF, zero %, 2036	43,585	42,633
FRB Ser. 3231, Class X, zero %, 2036	177,917	174,099
FRB Ser. 3117, Class AF, zero %, 2036	82,142	73,109
FRB Ser. 3047, Class BD, zero %, 2035	173,756	156,034
FRB Ser. 3326, Class WF, zero %, 2035	1,349,747	1,237,299
FRB Ser. 3030, Class CF, zero %, 2035	374,743	313,058
FRB Ser. 3036, Class AS, zero %, 2035	87,916	79,311
FRB Ser. 2980, Class BU, zero %, 2035	159,733	154,483
FRB Ser. 2947, Class GF, zero %, 2034	161,519	148,638

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 47.23s, 2037	1,021,526	1,426,029
IFB Ser. 07-44, Class SP, 33.574s, 2036	460,814	580,553
IFB Ser. 05-84, Class SL, 18.979s, 2035	2,052,701	2,307,954
IFB Ser. 05-66, Class SP, 18.979s, 2035	2,350,069	2,725,639
IFB Ser. 04-59, Class SC, IO, 6.644s, 2034	672,825	60,037
IFB Ser. 04-26, Class IS, IO, 6.644s, 2034	111,339	7,743
IFB Ser. 07-35, Class TY, IO, 6.355s, 2035	1,117,123	61,699
IFB Ser. 07-36, Class SW, IO, 6.355s, 2035	5,312,103	253,201
IFB Ser. 07-22, Class S, IO, 6.255s, 2037	944,660	84,022
IFB Ser. 07-26, Class SD, IO, 6.244s, 2037	1,379,080	85,934
IFB Ser. 07-26, Class SL, IO, 6.244s, 2037	177,887	19,527
IFB Ser. 07-26, Class SM, IO, 6.244s, 2037	3,715,433	414,772
IFB Ser. 07-26, Class SN, IO, 6.244s, 2037	69,396	7,156
IFB Ser. 07-51, Class SJ, IO, 6.205s, 2037	1,126,296	94,834
IFB Ser. 07-53, Class SY, IO, 6.19s, 2037	578,045	47,358
IFB Ser. 07-58, Class PS, IO, 6.155s, 2037	134,065	10,093
IFB Ser. 04-88, Class S, IO, 6.155s, 2032	119,054	7,860
IFB Ser. 07-59, Class PS, IO, 6 1/8s, 2037	887,370	59,632
IFB Ser. 07-59, Class SP, IO, 6 1/8s, 2037	3,006,379	212,644
IFB Ser. 07-68, Class PI, IO, 6.105s, 2037	465,667	32,735
IFB Ser. 07-48, Class SB, IO, 6.094s, 2037	1,185,434	81,638
IFB Ser. 07-74, Class SI, IO, 6.014s, 2037	155,055	9,412
IFB Ser. 07-17, Class AI, IO, 5.994s, 2037	3,565,058	278,378
IFB Ser. 06-26, Class S, IO, 5.955s, 2036	861,738	63,466
IFB Ser. 08-2, Class SM, IO, 5.944s, 2038	391,992	29,403
IFB Ser. 07-9, Class AI, IO, 5.944s, 2037	1,269,189	97,646
IFB Ser. 08-9, Class SK, IO, 5.935s, 2038	156,593	10,940
IFB Ser. 05-65, Class SI, IO, 5.805s, 2035	5,863,645	406,057
IFB Ser. 06-7, Class SB, IO, 5.775s, 2036	4,532,280	309,836
IFB Ser. 06-16, Class SX, IO, 5.745s, 2036	299,871	20,148
IFB Ser. 07-17, Class IB, IO, 5.705s, 2037	756,882	67,143
IFB Ser. 06-10, Class SM, IO, 5.705s, 2036	4,467,522	297,358

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 06-14, Class S, IO, 5.705s, 2036	$1,271,744	$84,657
IFB Ser. 06-11, Class ST, IO, 5.695s, 2036	801,851	52,048
IFB Ser. 07-17, Class IC, IO, 5.694s, 2037	784,058	60,223
IFB Ser. 07-7, Class JI, IO, 5.655s, 2037	2,243,480	109,540
IFB Ser. 07-25, Class KS, IO, 5.644s, 2037	442,697	34,552
IFB Ser. 07-21, Class S, IO, 5.644s, 2037	1,645,891	111,384
IFB Ser. 05-17, Class S, IO, 5.635s, 2035	158,722	12,244
IFB Ser. 07-31, Class AI, IO, 5.624s, 2037	1,114,732	114,222
IFB Ser. 07-62, Class S, IO, 5.594s, 2037	176,236	11,526
IFB Ser. 05-3, Class SN, IO, 5.555s, 2035	343,957	24,510
IFB Ser. 07-43, Class SC, IO, 5.544s, 2037	1,103,384	72,999
IFB Ser. 04-41, Class SG, IO, 5.455s, 2034	393,325	20,596
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	2,383,067	605
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	6,977,898	1,770
Ser. 08-30, PO, zero %, 2038	281,964	275,013
Ser. 07-73, Class MO, PO, zero %, 2037	346,422	319,460
Ser. 07-36, Class YO, PO, zero %, 2037	258,171	227,345
Ser. 07-48, Class MO, PO, zero %, 2037	212,835	196,030
Ser. 06-36, Class MO, PO, zero %, 2036	142,583	139,192
Ser. 06-36, Class OD, PO, zero %, 2036	53,217	49,961
Ser. 07-18, PO, zero %, 2035	314,926	284,144
Ser. 07-18, Class CO, PO, zero %, 2035	437,967	392,842
FRB Ser. 07-73, Class KI, IO, zero %, 2037	3,467,426	9,310
FRB Ser. 07-73, Class KM, zero %, 2037	347,063	276,397
FRB Ser. 07-49, Class UF, zero %, 2037	74,663	71,410
FRB Ser. 07-35, Class UF, zero %, 2037	144,407	142,631
FRB Ser. 07-22, Class TA, zero %, 2037	100,768	98,484
FRB Ser. 06-56, Class YF, zero %, 2036	105,551	100,743

GS Mortgage Securities Corp. II Ser. 06-GG6,
Class A2, 5.506s, 2038	790,000	709,613

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	369,931	353,388
Ser. 05-RP3, Class 1A3, 8s, 2035	1,088,320	1,027,932
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	971,792	904,733

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.728s, 2035	1,036,913	69,506
IFB Ser. 04-4, Class 1AS, IO, 5.619s, 2034	18,166,519	1,240,433
Ser. 06-RP2, Class 1AS1, IO, 5.57s, 2036	7,343,513	514,046

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.828s, 2035	340,345	193,997

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.632s, 2037	374,048	200,705

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	339,000	120,820
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	1,395,000	926,352
FRB Ser. 07-LD11, Class AM, 5.819s, 2049	258,000	90,658
FRB Ser. 07-LDPX, Class AM, 5.464s, 2049	262,000	84,939

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	435,000	367,494
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	613,395

MORTGAGE-BACKED SECURITIES (29.1%)* cont.	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 37.789s, 2036	$362,530	$411,791
IFB Ser. 07-5, Class 4A3, 36.949s, 2037	701,616	701,616
IFB Ser. 07-5, Class 8A2, IO, 7.198s, 2036	1,106,452	84,263
Ser. 07-1, Class 3A2, IO, 6.728s, 2037	1,842,063	152,830
IFB Ser. 06-9, Class 3A2, IO, 6.708s, 2037	976,075	78,086
IFB Ser. 07-4, Class 3A2, IO, 6.678s, 2037	1,143,140	79,849
IFB Ser. 06-5, Class 2A2, IO, 6.628s, 2036	2,350,804	188,064
IFB Ser. 07-4, Class 2A2, IO, 6.148s, 2037	4,779,765	322,634
Ser. 06-9, Class 2A3, IO, 6.098s, 2036	3,609,732	249,094
IFB Ser. 06-9, Class 2A2, IO, 6.098s, 2037	2,648,645	178,508
IFB Ser. 06-7, Class 2A4, IO, 6.028s, 2036	3,858,879	270,122
IFB Ser. 06-7, Class 2A5, IO, 6.028s, 2036	3,625,776	262,869
IFB Ser. 06-6, Class 1A2, IO, 5.978s, 2036	1,366,336	105,891
IFB Ser. 06-6, Class 1A3, IO, 5.978s, 2036	2,071,210	160,519
IFB Ser. 07-5, Class 10A2, IO, 5.818s, 2037	2,295,857	177,929

MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 0.376s, 2034	665,761	2,497
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	2,014,161	4,028

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	468,000	342,815
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049	53,000	15,900
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,082,000	798,296
Ser. 04-HQ4, Class A7, 4.97s, 2040	896,000	727,349

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 4.82s, 2035	1,642,891	821,445

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	4,004,758	1,762,094
FRB Ser. 05-18, Class 6A1, 5.253s, 2035	440,923	233,689

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.728s, 2037	23,178,042	1,680,408
Ser. 07-4, Class 1A4, IO, 1s, 2037	24,529,444	501,137

Structured Asset Securities Corp. 144A Ser. 07-RF1,
Class 1A, IO, 5.299s, 2037	3,430,253	222,966

Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 0.602s, 2037	443,409	387,087

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	502,000	375,647
Ser. 04-C15, Class A4, 4.803s, 2041	1,338,000	1,070,180

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	18,649,000	1,089

Total mortgage-backed securities (cost $188,690,171)		$199,241,612

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.5%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$38,533,000	$7,708,528

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.355% versus the three month
USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$38,533,000	$28,514

Option on an interest rate swap with Deutschbank
for the right to receive a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	23,880,000	5,252,406

Option on an interest rate swap with Deutschbank
for the right to pay a fixed rate of 5.385%
versus the three month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	23,880,000	—

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.315% versus the three month
USD-LIBOR-BBA maturing April 8, 2019.	Apr-09/5.315	19,481,000	4,177,700

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.315% versus the three month
USD-LIBOR-BBA maturing April 8, 2019.	Apr-09/5.315	19,481,000	—

Total purchased options outstanding (cost $5,252,411)			$17,167,148

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C,
0.672s, 2036	$54,000	$21,214

Argent Securities, Inc. FRB Ser. 06-W4, Class A2C,
0.682s, 2036	100,000	48,263

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.712s, 2036	16,077	9,275

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3,
0.692s, 2036	167,000	92,579

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.672s, 2036	248,000	96,170

Lehman XS Trust
IFB Ser. 07-3, Class 4B, IO, 6.168s, 2037	1,658,770	131,356
FRB Ser. 07-6, Class 2A1, 0.732s, 2037	545,177	167,573

Long Beach Mortgage Loan Trust FRB Ser. 06-1,
Class 2A3, 0.712s, 2036	67,346	36,050

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 0.692s, 2036	2,259,023	1,661,242
FRB Ser. 07-RZ1, Class A2, 0.682s, 2037	83,000	36,559

Securitized Asset Backed Receivables, LLC FRB
Ser. 07-NC2, Class A2B, 0.662s, 2037	78,000	27,832

Soundview Home Equity Loan Trust FRB Ser. 06-3,
Class A3, 0.682s, 2036	250,000	133,601

Total asset-backed securities (cost $3,826,149)		$2,461,714

SHORT-TERM INVESTMENTS (19.6%)*	Principal amount/shares	Value

Federated Prime Obligations Fund	94,149,190	$94,149,190

U.S. Treasury Bill for an effective yield of 0.55%,
November 19, 2009 #	$1,231,000	1,226,624

U.S. Cash Management Bills for an effective yield
of 0.88%, May 15, 2009 #	6,000,000	5,993,550

SHORT-TERM INVESTMENTS (19.6%)* cont.	Principal amount/shares	Value

Federal Home Loan Banks, for an effective yield
of 2.73%, July 14, 2009	$9,000,000	$8,929,017

Federal Home Loan Mortgage Corp., for and effective
yield of 0.36%, May 11, 2009 #	23,850,000	23,840,460

Total short-term investments (cost $134,138,841)		$134,138,841

TOTAL INVESTMENTS

Total investments (cost $1,211,188,022)		$1,270,733,448

* Percentages indicated are based on net assets of $685,534,463.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts and collateral on certain swap contracts at March 31, 2009.

At March 31, 2009, liquid assets totaling $503,574,680 have been designated as collateral for open forward commitments and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2009.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2009.

FUTURES CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	203	$50,191,750	Jun-09	$(881,052)

Euro-Dollar 90 day (Short)	512	126,598,400	Sep-09	(2,465,506)

Euro-Dollar 90 day (Short)	542	133,813,025	Dec-09	(2,646,049)

Euro-Dollar 90 day (Short)	34	8,389,500	Mar-10	(202,242)

U.S. Treasury Bond 20 yr (Short)	111	14,397,047	Jun-09	(519,751)

U.S. Treasury Note 2 yr (Short)	260	56,651,563	Jun-09	(268,481)

U.S. Treasury Note 5 yr (Short)	150	17,814,844	Jun-09	(274,131)

U.S. Treasury Note 10 yr (Long)	912	113,159,250	Jun-09	2,362,992

Total				$(4,894,220)

WRITTEN OPTIONS OUTSTANDING at 3/31/09 (premiums received $6,883,532) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a fixed rate of
4.4% versus the three month USD-LIBOR-BBA maturing
on November 9, 2019.	$37,302,000	Nov-09/4.4	$4,512,796

Option on an interest rate swap with JPMorgan Chase
Bank, N.A, for the obligation to receive a fixed rate of
4.4% versus the three month USD-LIBOR-BBA maturing
November 9, 2019.	37,302,000	Nov-09/4.4	151,819

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	44,468,500	May-12/5.51	7,310,428

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
5.51% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	44,468,500	May-12/5.51	659,014

Total			$12,634,057

TBA SALE COMMITMENTS OUTSTANDING at 3/31/09 (proceeds receivable $197,767,656) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4 1/2s, April 1, 2039	$143,000,000	4/13/09	$146,038,750

FNMA, 5s, April 1, 2039	22,000,000	4/13/09	22,694,376

FNMA, 5 1/2s, April 1, 2039	29,000,000	4/13/09	30,096,565

Total			$198,829,691

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$51,270,000	$—	5/23/10	3 month USD-
			LIBOR-BBA	3.155%	$1,637,391

15,128,000	—	8/26/18	3 month USD-
			LIBOR-BBA	4.54375%	2,224,073

169,972,000	—	9/10/10	3 month USD-
			LIBOR-BBA	3.22969%	4,876,870

121,559,000	379,441	10/1/18	3 month USD-
			LIBOR-BBA	4.30%	17,602,207

9,563,000	23,879	10/14/38	4.25%	3 month USD-
				LIBOR-BBA	(1,965,169)

160,921,000	(146,285)	10/20/10	3.00%	3 month USD-
				LIBOR-BBA	(6,207,118)

76,300,000	94,393	11/26/18	3.57%	3 month USD-
				LIBOR-BBA	(5,471,332)

30,855,000	—	12/22/13	1.99%	3 month USD-
				LIBOR-BBA	81,279

202,364,000	—	12/22/10	3 month USD-
			LIBOR-BBA	1.515%	1,465,020

18,310,000	—	12/22/18	2.305%	3 month USD-
				LIBOR-BBA	757,448

INTEREST RATE STOCKS SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
$98,618,000	$ —	12/22/38	2.402%	3 month USD-
				LIBOR-BBA	$15,574,861

8,434,000	—	10/26/12	4.6165%	3 month USD-
				LIBOR-BBA	(952,578)

29,354,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.5375%	1,015,905

17,382,000	—	9/16/38	4.66%	3 month USD-
				LIBOR-BBA	(4,694,096)

2,824,000	—	5/8/28	4.95%	3 month USD-
				LIBOR-BBA	(758,806)

Barclays Bank PLC
43,356,000	—	12/9/20	3 month USD-
			LIBOR-BBA	2.91875%	(38,570)

Citibank, N.A.
130,021,000	—	9/17/13	3 month USD-
			LIBOR-BBA	3.4975%	7,832,720

73,977,000	—	9/18/38	4.45155%	3 month USD-
				LIBOR-BBA	(17,011,643)

111,303,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.92486%	2,729,956

70,255,000	—	6/29/18	2.477%	3 month USD-
				LIBOR-BBA	1,498,422

140,929,000	—	2/24/16	2.77%	3 month USD-
				LIBOR-BBA	(2,151,731)

26,050,000	—	3/25/19	2.95%	3 month USD-
				LIBOR-BBA	(178,287)

57,963,000	—	3/27/14	3 month USD-
			LIBOR-BBA	2.335%	332,068

Credit Suisse International
14,618,300	—	9/16/10	3.143%	3 month USD-
				LIBOR-BBA	(404,677)

45,741,000	—	9/18/10	3 month USD-
			LIBOR-BBA	2.91916%	1,118,147

13,867,000	—	9/23/10	3 month USD-
			LIBOR-BBA	3.32%	422,403

100,890,000	—	10/9/10	3 month USD-
			LIBOR-BBA	2.81%	3,378,035

145,021,000	101,740	10/31/13	3.80%	3 month USD-
				LIBOR-BBA	(12,568,595)

52,596,000	50,001	10/31/18	4.35%	3 month USD-
				LIBOR-BBA	(7,574,626)

53,550,000	(572,366)	12/10/38	2.69%	3 month USD-
				LIBOR-BBA	4,855,767

61,550,000	657,873	12/10/38	3 month USD-
			LIBOR-BBA	2.69%	(5,581,185)

23,789,000	—	6/30/38	2.71%	3 month USD-
				LIBOR-BBA	2,299,877

23,458,000	—	1/16/19	3 month USD-
			LIBOR-BBA	2.32%	(1,036,184)

INTEREST RATE STOCKS SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$254,501,000	$—	1/22/14	2.03719%	3 month USD-
				LIBOR-BBA	$1,208,077

68,881,000	—	2/5/14	2.475%	3 month USD-
				LIBOR-BBA	(1,041,832)

22,403,000	—	2/5/29	3 month USD-
			LIBOR-BBA	3.35%	497,486

5,000,000	—	3/23/19	2.79%	3 month USD-
				LIBOR-BBA	35,984

10,000,000	—	3/23/19	2.81%	3 month USD-
				LIBOR-BBA	54,323

Deutsche Bank AG
53,566,000	—	9/24/10	3 month USD-
			LIBOR-BBA	3.395%	1,691,529

14,290,000	—	10/17/18	4.585%	3 month USD-
				LIBOR-BBA	(2,383,200)

144,000	—	11/21/18	3.75%	3 month USD-
				LIBOR-BBA	(12,873)

5,984,000	5,125	11/21/10	2.25%	3 month USD-
				LIBOR-BBA	(127,957)

235,600,000	—	11/25/13	3 month USD-
			LIBOR-BBA	2.95409%	10,605,593

43,247,000	—	12/11/18	2.94%	3 month USD-
				LIBOR-BBA	(674,987)

66,312,000	—	12/15/18	3 month USD-
			LIBOR-BBA	2.80776%	236,112

20,619,000	—	12/16/28	3 month USD-
			LIBOR-BBA	2.845%	(997,728)

9,399,000	—	12/24/13	2.165%	3 month USD-
				LIBOR-BBA	(53,027)

44,682,000	—	12/30/13	2.15633%	3 month USD-
				LIBOR-BBA	(223,065)

53,447,000	—	1/9/14	3 month USD-
			LIBOR-BBA	2.165%	72,591

23,353,000	—	1/13/19	3 month USD-
			LIBOR-BBA	2.52438%	(614,663)

19,142,000	—	1/20/19	3 month USD-
			LIBOR-BBA	2.347%	(808,452)

85,909,000	—	1/22/29	3 month USD-
			LIBOR-BBA	2.8875%	(3,983,350)

50,900,000	—	1/22/14	2.055%	3 month USD-
				LIBOR-BBA	198,139

30,693,000	—	1/28/29	3 month USD-
			LIBOR-BBA	3.1785%	(92,975)

52,341,000	—	1/30/11	1.45%	3 month USD-
				LIBOR-BBA	(125,463)

249,149,000	—	2/3/14	2.44%	3 month USD-
				LIBOR-BBA	(3,409,814)

119,059,000	—	2/3/24	3 month USD-
			LIBOR-BBA	3.27%	1,954,123

INTEREST RATE STOCKS SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$70,727,000	$—	2/5/29	3 month USD-
			LIBOR-BBA	3.324%	$1,294,005

198,162,000	—	2/5/14	2.44661%	3 month USD-
				LIBOR-BBA	(2,728,877)

49,360,000	—	2/6/14	2.5529%	3 month USD-
				LIBOR-BBA	(927,317)

23,892,000	—	2/6/29	3 month USD-
			LIBOR-BBA	3.42575%	801,107

35,000,000	—	2/6/14	2.5675%	3 month USD-
				LIBOR-BBA	(681,769)

24,000,000	—	2/9/14	2.525%	3 month USD-
				LIBOR-BBA	(414,211)

22,000,000	—	2/10/14	2.55%	3 month USD-
				LIBOR-BBA	(405,208)

3,000,000	—	3/10/16	3 month USD-
			LIBOR-BBA	2.845%	57,119

2,000,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.892%	43,942

2,100,000	—	3/11/16	3 month USD-
			LIBOR-BBA	2.938%	52,409

231,200,000	—	3/20/11	3 month USD-
			LIBOR-BBA	1.43%	198,318

5,000,000	—	3/23/19	2.8225%	3 month USD-
				LIBOR-BBA	21,647

149,300,000	—	3/23/11	3 month USD-
			LIBOR-BBA	1.45%	203,869

3,000,000	—	3/24/14	2.297%	3 month USD-
				LIBOR-BBA	(12,285)

381,000,000	—	3/30/14	2.36%	3 month USD-
				LIBOR-BBA	(2,563,032)

175,000,000	—	3/30/21	3 month USD-
			LIBOR-BBA	3.125%	1,747,964

Goldman Sachs International
134,944,000	—	3/14/13	3 month USD-
			LIBOR-BBA	3.37125%	7,285,359

53,317,000	—	3/27/13	3 month USD-
			LIBOR-BBA	3.4625%	3,047,826

18,381,000	—	3/29/38	4.665%	3 month USD-
				LIBOR-BBA	(4,930,664)

32,753,000	—	4/3/18	3 month USD-
			LIBOR-BBA	4.19%	4,268,144

48,927,000	—	4/8/10	3 month USD-
			LIBOR-BBA	2.64%	1,178,307

147,593,000	69,551	10/24/10	3 month USD-
			LIBOR-BBA	2.60%	4,459,788

31,728,000	(196,393)	11/18/18	3 month USD-
			LIBOR-BBA	4.10%	3,634,890

92,855,000	(338,336)	11/18/13	3 month USD-
			LIBOR-BBA	3.45%	6,086,542

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$136,178,000	$(37,456)	11/18/10	3 month USD-
			LIBOR-BBA	2.35%	$3,255,153

45,952,000	—	12/24/18	3 month USD-
			LIBOR-BBA	2.5%	(1,108,621)

JPMorgan Chase Bank, N.A.
18,590,000	—	3/7/18	4.45%	3 month USD-
				LIBOR-BBA	(2,517,072)

6,966,000	—	3/11/38	5.0025%	3 month USD-
				LIBOR-BBA	(2,321,584)

24,316,000	—	3/11/38	5.03%	3 month USD-
				LIBOR-BBA	(8,230,937)

53,541,000	—	3/20/13	3 month USD-
			LIBOR-BBA	3.145%	2,416,402

77,430,000	—	3/26/10	3 month USD-
			LIBOR-BBA	2.33375%	878,037

84,868,000	—	5/16/18	4.53%	3 month USD-
				LIBOR-BBA	(13,282,991)

85,449,000	—	5/23/10	3 month USD-
			LIBOR-BBA	3.16%	2,735,984

54,000,000	—	6/13/13	4.47%	3 month USD-
				LIBOR-BBA	(5,965,481)

18,000,000	—	6/27/18	3 month USD-
			LIBOR-BBA	4.8305%	3,216,134

26,426,000	—	7/16/10	3 month USD-
			LIBOR-BBA	3.384%	858,179

23,508,000	—	7/22/10	3 month USD-
			LIBOR-BBA	3.565%	822,435

178,500,000	—	7/28/10	3 month USD-
			LIBOR-BBA	3.5141%	6,073,540

20,516,000	—	9/15/10	3.11%	3 month USD-
				LIBOR-BBA	(555,929)

112,225,000	—	9/15/18	4.2145%	3 month USD-
				LIBOR-BBA	(13,168,411)

13,857,000	(40,761)	11/4/18	3 month USD-
			LIBOR-BBA	4.45%	2,080,264

65,527,000	—	11/10/18	3 month USD-
			LIBOR-BBA	4.83%	12,221,673

383,000,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.045%	6,914,075

23,123,000	—	12/19/18	5%	3 month USD-
				LIBOR-BBA	(4,584,538)

9,799,000	—	1/27/29	3 month USD-
			LIBOR-BBA	3.135%	(92,949)

19,439,000	—	2/25/14	2.46%	3 month USD-
				LIBOR-BBA	(258,265)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/09 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$10,165,000	$ —	3/6/39	3.48%	3 month USD-
				LIBOR-BBA	$(453,711)

153,000,000	—	3/20/19	3.20875%	3 month USD-
				LIBOR-BBA	(4,567,247)

97,000,000	—	3/24/11	3 month USD-
			LIBOR-BBA	1.4625%	155,456

14,900,000	—	3/30/19	3 month USD-
			LIBOR-BBA	2.945%	91,536

UBS AG
52,862,000	1,757,222	11/10/28	4.45%	3 month USD-
				LIBOR-BBA	(8,661,096)

194,497,000	(4,940,934)	11/10/18	3 month USD-
			LIBOR-BBA	4.45%	24,738,376

388,539,000	—	11/24/10	3 month USD-
			LIBOR-BBA	2.05%	7,070,974

Total					$34,589,682

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$94,149,190	$(4,894,220)

Level 2	1,176,584,258	27,777,122

Level 3	—	—

Total	$1,270,733,448	$22,882,902

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,211,188,022)	$1,270,733,448

Cash	389,079

Interest and other receivables	4,434,669

Receivable for shares of the fund sold	880,667

Receivable for investments sold	45,480,305

Receivable for sales of delayed delivery securities (Note 1)	447,188,744

Unrealized appreciation on swap contracts (Note 1)	194,165,860

Receivable for variation margin (Note 1)	11,198

Premium paid on swap contracts (Note 1)	6,272,531

Total assets	1,969,556,501

LIABILITIES

Payable for investments purchased	67,862,736

Payable for purchases of delayed delivery securities (Note 1)	838,188,718

Payable for shares of the fund repurchased	1,899,401

Payable for compensation of Manager (Note 2)	759,331

Payable for investor servicing fees (Note 2)	114,979

Payable for custodian fees (Note 2)	23,212

Payable for Trustee compensation and expenses (Note 2)	158,962

Payable for administrative services (Note 2)	5,200

Payable for distribution fees (Note 2)	408,555

Payable for receivable purchase agreement (Note 2)	278,373

Written options outstanding, at value (premiums received $6,883,532) (Notes 1 and 3)	12,634,057

Premium received on swap contracts (Note 1)	3,139,225

Unrealized depreciation on swap contracts (Note 1)	159,576,178

TBA sales commitments, at value (proceeds receivable $197,767,656) (Note 1)	198,829,691

Other accrued expenses	143,420

Total liabilities	1,284,022,038

Net assets	$685,534,463

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$700,943,205

Undistributed net investment income (Note 1)	8,800,335

Accumulated net realized loss on investments	(107,036,839)

Net unrealized appreciation of investments	82,827,762

Total — Representing net assets applicable to capital shares outstanding	$685,534,463

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($634,159,012 divided by 69,788,695 shares)	$9.09

Offering price per class A share (100/96.00 of $9.09)*	$9.47

Net asset value and offering price per class B share ($21,637,507 divided by 2,397,088 shares)**	$9.03

Net asset value and offering price per class C share ($8,279,830 divided by 913,834 shares)**	$9.06

Net asset value and redemption price per class M share ($2,543,347 divided by 278,263 shares)	$9.14

Offering price per class M share (100/96.75 of $9.14)***	$9.45

Net asset value, offering price and redemption price per class R share
($339,664 divided by 37,353 shares)	$9.09

Net asset value, offering price and redemption price per class Y share
($18,575,103 divided by 2,047,308 shares)	$9.07

   * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/09 (Unaudited)

INVESTMENT INCOME

Interest	$16,234,700

Total investment income	16,234,700

EXPENSES

Compensation of Manager (Note 2)	2,067,784

Investor servicing fees (Note 2)	675,789

Custodian fees (Note 2)	33,069

Trustee compensation and expenses (Note 2)	25,279

Administrative services (Note 2)	21,484

Distribution fees — Class A (Note 2)	763,011

Distribution fees — Class B (Note 2)	110,253

Distribution fees — Class C (Note 2)	36,459

Distribution fees — Class M (Note 2)	5,827

Distribution fees — Class R (Note 2)	782

Other	162,669

Fees waived and reimbursed by Manager (Note 2)	(507,989)

Total expenses	3,394,417

Expense reduction (Note 2)	(10,861)

Net expenses	3,383,556

Net investment income	12,851,144

Net realized gain on investments (Notes 1 and 3)	27,896,818

Net realized loss on swap contracts (Note 1)	(66,412,546)

Net realized loss on futures contracts (Note 1)	(10,933,399)

Net realized gain on written options (Notes 1 and 3)	1,381,599

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options, and TBA sale
commitments during the period	77,292,544

Net gain on investments	29,225,016

Net increase in net assets resulting from operations	$42,076,160

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/09*	Year ended 9/30/08

Operations:
Net investment income	$12,851,144	$36,035,640

Net realized loss on investments	(48,067,528)	(30,735,388)

Net unrealized appreciation of investments	77,292,544	6,105,172

Net increase in net assets resulting from operations	42,076,160	11,405,424

Distributions to shareholders: (Note 1)
From ordinary income
Net investment income

Class A	(13,969,035)	(31,458,645)

Class B	(422,567)	(1,060,358)

Class C	(141,940)	(229,403)

Class M	(50,164)	(106,242)

Class R	(6,766)	(27,455)

Class Y	(435,541)	(870,006)

Redemption fees (Note 1)	7,599	3,644

Increase (decrease) from capital share transactions (Note 4)	(9,450,870)	23,411,820

Total increase in net assets	17,606,876	1,068,779

NET ASSETS

Beginning of period	667,927,587	666,858,808

End of period (including undistributed net investment income
of $8,800,335 and $10,975,204, respectively)	$685,534,463	$667,927,587

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio of	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	Total	Redemption	value, end of	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss) [a,b]	investments	operations	investment income	distributions	fees [c]	period	value (%) [d]	(in thousands)	assets (%) [b,e]	net assets (%) [b]	turnover (%) [f]

Class A
March 31, 2009 **	$8.72	.17	.40	.57	(.20)	(.20)	—	$9.09	6.65 *	$634,159	.50 *	1.95 *	168.92 *
September 30, 2008	9.00	.48	(.31) [h]	.17	(.45)	(.45)	—	8.72	1.78 [h]	615,515.99		5.22	172.50
September 30, 2007	8.86	.36	.14	.50	(.36)	(.36)	—	9.00	5.79	621,954	1.03	4.03	195.57
September 30, 2006	8.96	.34 [g]	(.11)	.23	(.33)	(.33)	—	8.86	2.62	673,112	1.02 [g]	3.86 [g]	233.43
September 30, 2005	9.09	.23	(.13)	.10	(.23)	(.23)	—	8.96	1.09	795,350	1.04	2.66	384.39
September 30, 2004	9.08	.20	—	.20	(.19)	(.19)	—	9.09	2.29	934,914	1.03	2.20	429.97

Class B
March 31, 2009 **	$8.66	.14	.40	.54	(.17)	(.17)	—	$9.03	6.30 *	$21,638	.87 *	1.58 *	168.92 *
September 30, 2008	8.94	.41	(.31) [h]	.10	(.38)	(.38)	—	8.66	1.02 [h]	22,848	1.74	4.49	172.50
September 30, 2007	8.81	.29	.13	.42	(.29)	(.29)	—	8.94	4.91	26,021	1.78	3.28	195.57
September 30, 2006	8.90	.27 [g]	(.10)	.17	(.26)	(.26)	—	8.81	1.95	42,996	1.77 [g]	3.11 [g]	233.43
September 30, 2005	9.03	.16	(.13)	.03	(.16)	(.16)	—	8.90	.33	68,766	1.79	1.89	384.39
September 30, 2004	9.03	.13	—	.13	(.13)	(.13)	—	9.03	1.43	102,924	1.78	1.46	429.97

Class C
March 31, 2009 **	$8.69	.14	.40	.54	(.17)	(.17)	—	$9.06	6.29 *	$8,280	.87 *	1.58 *	168.92 *
September 30, 2008	8.97	.41	(.31) [h]	.10	(.38)	(.38)	—	8.69	1.05 [h]	6,560	1.74	4.55	172.50
September 30, 2007	8.84	.29	.13	.42	(.29)	(.29)	—	8.97	4.90	3,403	1.78	3.28	195.57
September 30, 2006	8.94	.27 [g]	(.11)	.16	(.26)	(.26)	—	8.84	1.84	3,627	1.77 [g]	3.11 [g]	233.43
September 30, 2005	9.06	.16	(.12)	.04	(.16)	(.16)	—	8.94	.42	4,530	1.79	1.91	384.39
September 30, 2004	9.06	.13	—	.13	(.13)	(.13)	—	9.06	1.42	6,198	1.78	1.46	429.97

Class M
March 31, 2009 **	$8.76	.16	.41	.57	(.19)	(.19)	—	$9.14	6.58 *	$2,543	.62 *	1.83 *	168.92 *
September 30, 2008	9.04	.46	(.31) [h]	.15	(.43)	(.43)	—	8.76	1.50 [h]	2,204	1.24	4.98	172.50
September 30, 2007	8.90	.34	.14	.48	(.34)	(.34)	—	9.04	5.48	2,111	1.28	3.79	195.57
September 30, 2006	9.00	.32 [g]	(.12)	.20	(.30)	(.30)	—	8.90	2.33	2,115	1.27 [g]	3.61 [g]	233.43
September 30, 2005	9.12	.20	(.12)	.08	(.20)	(.20)	—	9.00	.93	2,316	1.29	2.40	384.39
September 30, 2004	9.11	.18	—	.18	(.17)	(.17)	—	9.12	2.01	3,490	1.28	1.96	429.97

Class R
March 31, 2009 **	$8.72	.16	.40	.56	(.19)	(.19)	—	$9.09	6.51 *	$340	.62 *	1.83 *	168.92 *
September 30, 2008	9.00	.52	(.38) [h]	.14	(.42)	(.42)	—	8.72	1.48 [h]	301	1.24	5.52	172.50
September 30, 2007	8.86	.34	.14	.48	(.34)	(.34)	—	9.00	5.51	70	1.28	3.79	195.57
September 30, 2006	8.96	.31 [g]	(.10)	.21	(.31)	(.31)	—	8.86	2.40	49	1.27 [g]	3.57 [g]	233.43
September 30, 2005	9.08	.27	(.19)	.08	(.20)	(.20)	—	8.96	.93	3	1.29	2.41	384.39
September 30, 2004	9.08	.18	(.01)	.17	(.17)	(.17)	—	9.08	1.88	1	1.28	1.95	429.97

Class Y
March 31, 2009 **	$8.70	.18	.40	.58	(.21)	(.21)	—	$9.07	6.81 *	$18,575	.37 *	2.07 *	168.92 *
September 30, 2008	8.99	.50	(.32) [h]	.18	(.47)	(.47)	—	8.70	1.93 [h]	20,500.74		5.48	172.50
September 30, 2007	8.85	.38	.14	.52	(.38)	(.38)	—	8.99	6.09	13,300.78		4.28	195.57
September 30, 2006	8.95	.36 [g]	(.11)	.25	(.35)	(.35)	—	8.85	2.90	9,207	.77 [g]	4.14 [g]	233.43
September 30, 2005	9.08	.31	(.19)	.12	(.25)	(.25)	—	8.95	1.35	15,925.79		2.96	384.39
September 30, 2004	9.07	.22	.01 [i]	.23	(.22)	(.22)	—	9.08	2.56	14,378.78		2.45	429.97

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50	51

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to March 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Funds. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

March 31, 2009	0.08%

September 30, 2008	0.13

September 30, 2007	0.10

September 30, 2006	0.06

September 30, 2005	0.04

September 30, 2004	0.06

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets.

h Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share.

i The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective. The fund may invest a significant portion of its assets in secu-ritized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctua-tion of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluc-tuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counter-parties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian; collateral pledged by the fund is segregated by the fund’s custodian and identified in The fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2008, the fund had a capital loss carryover of $29,266,461 available to the extent allowed by the Code to offset future net capital gain, if any.The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$20,799,992	September 30, 2014

8,466,469	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $33,731,212 of losses recognized during the period November 1, 2007 to September 30, 2008

The aggregate identified cost on a tax basis is $1,211,988,312, resulting in gross unrealized appreciation and depreciation of $81,560,533 and $22,815,397, respectively, or net unrealized appreciation of $58,745,136.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30,

2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 and 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the period ended March 31, 2009, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $507,989 of its management fee from the fund.

On September 26, 2008, the fund entered into an Agreement with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,080,163 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to Lehman Brothers Special Financing, Inc. and is included in the Statement of assets and liabilities within Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank andTrust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended March 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2009, the fund’s expenses were reduced by $10,861 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $550, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.The retirement benefit is payable during aTrustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to anyTrustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,423 and $163 from the sale of class A and class M shares, respectively, and received $12,275 and $345 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $17,809 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2009, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $908,646,328 and $945,743,114, respectively.

Written option transactions during the period ended March 31, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$135,183,000	$4,907,951

Options opened	74,604,000	3,357,180
Options exercised	—	—
Options expired	(46,246,000)	(1,381,599)
Options closed	—	—

Written options
outstanding at
end of period	$163,541,000	$6,883,532

Note 4: Capital shares

At March 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	7,199,956	$62,493,957	11,943,697	$109,690,585

Shares issued in connection with	1,228,126	10,637,548	2,580,281	23,518,978
reinvestment of distributions

	8,428,082	73,131,505	14,523,978	133,209,563

Shares repurchased	(9,257,379)	(79,656,136)	(13,042,298)	(119,274,932)

Net increase (decrease)	(829,297)	$(6,524,631)	1,481,680	$13,934,631

	Six months ended 3/31/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	698,720	$6,033,692	1,502,878	$13,758,161

Shares issued in connection with	42,663	367,050	100,864	914,098
reinvestment of distributions

	741,383	6,400,742	1,603,742	14,672,259

Shares repurchased	(982,599)	(8,477,108)	(1,876,163)	(17,104,441)

Net decrease	(241,216)	$(2,076,366)	(272,421)	$(2,432,182)

	Six months ended 3/31/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	504,722	$4,402,976	1,136,318	$10,463,265

Shares issued in connection with	11,317	97,721	20,317	185,066
reinvestment of distributions

	516,039	4,500,697	1,156,635	10,648,331

Shares repurchased	(356,910)	(3,047,397)	(781,112)	(7,166,924)

Net increase	159,129	$1,453,300	375,523	$3,481,407

	Six months ended 3/31/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	75,616	$658,794	104,127	$964,939

Shares issued in connection with	4,842	42,189	9,530	87,315
reinvestment of distributions

	80,458	700,983	113,657	1,052,254

Shares repurchased	(53,696)	(467,089)	(95,602)	(883,961)

Net increase	26,762	$233,894	18,055	$168,293

	Six months ended 3/31/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	21,087	$185,515	202,467	$1,884,056

Shares issued in connection with	779	6,766	2,979	27,455
reinvestment of distributions

	21,866	192,281	205,446	1,911,511

Shares repurchased	(19,057)	(167,937)	(178,682)	(1,643,430)

Net increase	2,809	$24,344	26,764	$268,081

	Six months ended 3/31/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	299,565	$2,606,910	1,225,702	$11,213,378

Shares issued in connection with	50,353	435,439	95,583	869,663
reinvestment of distributions

	349,918	3,042,349	1,321,285	12,083,041

Shares repurchased	(657,699)	(5,603,760)	(446,362)	(4,091,451)

Net increase (decrease)	(307,781)	$(2,561,411)	874,923	$7,991,590

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: New accounting pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In April 2009, FASB issued a new FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 7: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	James P. Pappas
Putnam Investment	Robert L. Reynolds	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		Francis J. McNamara, III
Boston, MA 02109	Officers	Vice President and
	Charles E. Haldeman, Jr.	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		Robert R. Leveille
One Post Office Square	Charles E. Porter	Vice President and
Boston, MA 02109	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Custodian	Associate Treasurer and	Mark C. Trenchard
State Street Bank	Compliance Liaison	Vice President and
and Trust Company		BSA Compliance Officer
Jonathan S. Horwitz
Legal Counsel	Senior Vice President	Judith Cohen
Ropes & Gray LLP	and Treasurer	Vice President, Clerk
and Assistant Treasurer
Trustees	Steven D. Krichmar
John A. Hill, Chairman	Vice President and	Wanda M. McManus
Jameson A. Baxter,	Principal Financial Officer	Vice President, Senior Associate
Vice Chairman		Treasurer and Assistant Clerk
Ravi Akhoury	Janet C. Smith
Charles B. Curtis	Vice President, Principal	Nancy E. Florek
Robert J. Darretta	Accounting Officer and	Vice President, Assistant Clerk,
Myra R. Drucker	Assistant Treasurer	Assistant Treasurer and
Charles E. Haldeman, Jr.		Proxy Manager
Paul L. Joskow	Susan G. Malloy
Elizabeth T. Kennan	Vice President and
Kenneth R. Leibler	Assistant Treasurer
Robert E. Patterson
Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA027 256155 5/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2009